UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06707

Narragansett Insured Tax-Free Income Fund
(Exact name of Registrant as specified in charter)

380 Madison Avenue
New York, New York 10017
(Address of principal executive offices)  (Zip code)

Joseph P. DiMaggio
380 Madison Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 6/30/11

Date of reporting period: 6/30/11

FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report
June 30, 2011

A tax-free income investment

Serving Rhode Island Investors For Almost Two Decades Narragansett Insured Tax-Free Income Fund “Experience, Procedures and Review”

August, 2011

Dear Fellow Shareholder:

     The Management of Narragansett Insured Tax-Free Income Fund has been privileged to serve you and our other shareholders since the Fund’s inception in 1992 – close to 20 years ago.

     One of the benefits of being in existence so long is that we have experienced a number of up and down economic cycles and endured a variety of changes and challenges. In short, we have generally “seen it all before.” Back in 1993, we produced a “Thought for the Month” entitled “The Sky is Falling!” It was intended to calm any fears that our then shareholders might have had as a result of newspaper and magazine articles which were predicting that the municipal bond market was about to crumble.

     Here we are 18 years later and similar articles have been appearing once again in both the financial and local press. While the facts and circumstances may be somewhat different, we believe that what we said back in 1993 still holds true for us today.

     Certainly there is a degree of risk with virtually everything in life. However, we do not believe that “the sky is falling.” Furthermore, all of us associated with Narragansett Insured Tax-Free Income Fund take very deliberate steps each and every day in pursuit of your Fund’s objective of seeking to provide you with as high a level of double tax-free income as is consistent with preservation of capital.

     The following are among those deliberate steps we take each day in managing your Fund:

•
In line with Narragansett Insured Tax-Free Income Fund’s prospectus, we may only purchase investment grade securities – securities rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations - or if unrated, determined by your investment team to be of comparable quality. In addition to credit characteristics, we also look at an issue’s maturity and sector (in order to enhance diversification and meet other requirements identified by your portfolio management team).

•
We invest in an issue based on our initial research. Then we monitor the ongoing financial condition of the issuer. This may include speaking to financial officers affiliated with the issuer, reviewing economic changes impacting the issuer, and reviewing the issuer’s financial reports. The importance of knowing what we own is heightened during periods of market volatility.

NOT A PART OF THE ANNUAL REPORT

     The research conducted prior to investing in a bond, and ongoing credit monitoring, make it possible to evaluate potential risks associated with an individual bond and the adequacy of the compensation provided for that risk. Simply put, we seek to evaluate whether, as a bond investor, the Fund is adequately compensated for the risk associated with lending to a particular issuer.

•	We use a nationally prominent independent pricing service to price each and every single one of your Fund’s portfolio holdings on a daily basis.

•	In an effort to test the accuracy of our pricing, we regularly compare and confirm prices of our portfolio securities with a second pricing service.

•	We continually seek to ensure that Narragansett Insured Tax-Free Income Fund’s net assets are invested in liquid securities.

•
And, your Fund’s portfolio holdings are published regularly. A detailed report is available quarterly, while your Fund’s five largest portfolio holdings are listed as of each month-end. This information may be found on our website at www.aquilafunds.com.

     We believe that following these various policies and procedures have served you and our other shareholders well over the past 19 years.

     And, you can rest assured that we regularly review and seek to enhance them as and when we believe appropriate.

Sincerely,

Lacy B. Herrmann Founder and Chairman Emeritus	Diana P. Herrmann President

Consideration should be given to the risks of investing, including potential loss of value, market risk, interest rate risk, credit risk, and geographic concentration. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For certain investors, some dividends may be subject to Federal and state taxes.

NOT A PART OF THE ANNUAL REPORT

Serving Rhode Island Investors For Almost Two Decades Narragansett Insured Tax-Free Income Fund ANNUAL REPORT Management Discussion

     Narragansett Insured Tax-Free Income Fund (the “Fund”) seeks to provide the highest level of double tax-free income possible while staying within self-imposed quality restraints. The Fund strives to accomplish this by constructing a diversified investment portfolio of investment grade Rhode Island municipal securities. As an extra measure of credit protection to shareholders, most securities owned by the Fund are insured in an attempt to provide for the timely payment of principal and interest when due. A maximum average maturity profile of less than 12 years has been maintained for the Fund’s portfolio with the goal to produce a reasonable level of income return with relatively high stability for the Fund’s share price. We intend to maintain a similar profile going forward. At the June 30, 2011 fiscal year end, the portfolio had an average maturity of 9.3 years.

     Equity market performance began the year with the S&P 500 moving ahead 9% through April, but relinquishing some of its gain ending at 6% through midyear. Although the equity markets seemed optimistic, Gross Domestic Product for the first half of the year was expected to grow at 3.5% but unusually severe weather in the first quarter, a sudden rise in energy prices, and the earthquake/tsunami in Japan kept that from materializing. Housing, which is a key driver of most economic recoveries, has been missing in action and in all likelihood will show no signs of recovery for the next couple of years. As of June 30, 2011 the Dow Jones Industrials, S&P 500, and NASDAQ gave back some of their first quarter gains but posted year-to-date returns of 8.57%, 6.01% and 5.01% respectively. International stock markets mostly lagged U.S. markets but despite the well-publicized Eurozone turmoil turned in a respectable 5.35% return year-to-date. The latest jobs data shows that job gains have hit a soft patch as employment in the government sector continues to shrink. Although this will free up resources, it may not be necessarily good for business in the short run as the unemployment rate nationally remains stubbornly at 9.2% for June. This along with the global slowdown and the fiscal challenges in the Eurozone has led to a further lack of confidence by consumers.

     Although the Federal Reserve (the “Fed”) has concluded its second program of Quantitative Easing or QE2, discussions continue regarding the efficacy of QE3 should the economy falter.

     The Fed still has its challenges as its dual mandate has fallen short of its targets. Unemployment remains stubbornly high while inflation has continued to be low despite a recent surge in higher energy and commodities prices. This has led to continued lower interest rates with a relatively steep yield curve. It is increasingly a challenge to enhance portfolio yield while maintaining a high degree of credit quality. We believe our ability to diversify portfolio holdings within the state while increasing overall credit quality adds value to the shareholder and will help toward maintaining the stability of the Net Asset Value.

     Despite certain dire predictions of large scale municipal bankruptcies, the municipal bond market continues to function rather well. Fiscal challenges abound and Rhode Island has no shortage of challenges. Recent moves by Governor Chafee and the General Assembly to close the current budget deficit have been productive. What will prove more challenging is addressing the unfunded pension and other post-employee benefit liabilities that exist at both the State and local levels. State Treasurer Gina Raimondo has pulled together a 12-member committee to review options for meeting these challenges. Her approach at bringing all parties to the table without fingerpointing to this point has been masterful. If all Rhode Islanders agree to the shared sacrifice needed to put things on the right track, we believe the resolution will put the state on better future financial footing. The City of Central Falls remains in Receivership and has been tackling its

MANAGEMENT DISCUSSION (continued)

fiscal problems. Recent legislation passed in 2010 in response to Central Falls, now allows for the State to step in to assist a community much sooner and has a more thorough and robust process in which to provide fiscal assistance. The legislation now allows for a city or town to file for Chapter 9 bankruptcy; but, this is only allowed after all of the State’s efforts have been exhausted. Recent legislation also gives bondholders essentially a first lien position on a city or town’s tax revenue. While we believe these legislative changes to be positive for bondholders and reflect positively on the State, judicial challenges could test the validity of these laws in a Chapter 9 bankruptcy filing.

     The Fed has maintained the Federal Funds target rate at the 0.00% - 0.25% range and by all indications expects to keep this range until inflation rises, unemployment falls, and the economy strengthens. In addition, the two quantitative easing programs that the Fed has completed have not necessarily provided the intended stimulus expected at this point. The equity markets have fared reasonably well while the bond market anticipated a more prolonged economic recovery. More recent concerns have focused on the continued need to raise the U.S. debt ceiling and/or cut government spending. While a government default has been avoided, the resultant bipartisan “super committee” charged with resolving these issues for the long-term through a major deficit-reduction deal has its work cut out for it in the coming months in order to meet its Thanksgiving deadline. Meanwhile, we have witnessed S&P’s unprecedented downgrade of U.S. government debt to AA+ with a negative outlook and the global markets are in a state of somewhat despair.

     Returns for Narragansett Insured Tax-Free Income Fund were slightly negative for the second half of 2010 due to both interest rate and municipal debt default concerns. During the first half of 2011 the Fund returned just over 3% as neither of these concerns materialized during the first half of this year. For the full fiscal year ending June 30, 2011, performance for the Fund was 2.48%. This was below the 4.00% return of the Barclays Capital Quality Intermediate Index for the same period. It should be noted, however, that unlike the Fund’s returns, the performance of the benchmark index does not reflect any fees, expenses or sales charges. Returns during this period for the Dow, S&P 500, and NASDAQ were 30.4%, 30.7%, and 32.9% respectively.

     During these difficult economic times, it remains important to look at the underlying rating(s) when buying bonds for the portfolio as well as diversifying the income stream. Insurance has played much less of a role as fewer companies issue policies and many issuers forego the cost. As your locally-based portfolio managers, we have never relied solely on insurance. Rather, we know the city, town, or project in which we are investing. This should be of additional comfort to you, our shareholders, particularly during these uncertain times.

     Given the current Federal and Rhode Island income tax rates, we believe Narragansett Insured Tax-Free Income Fund presently produces an attractive yield for Rhode Island residents when compared to taxable fixed-income securities.

     Management believes that having available to the Fund a locally-based investment manager, with extensive knowledge and experience in the Rhode Island municipal market continues to add considerable value to the portfolio and provides a distinct benefit to Fund shareholders.

     Citizens Investment Advisors, the Fund’s investment Sub-Adviser, intends to continue to oversee the portfolio with a strong emphasis on achieving what we believe to be a balance between share price stability, acceptable double tax-free income, and high standards of credit quality.

Performance data represents past performance, but does not guarantee future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the data presented.

NOT FDIC INSURED – NO BANK GUARANTEE – MAY LOSE VALUE

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Narragansett Insured Tax-Free Income Fund for the 10-year period ended June 30, 2011 as compared with the Barclays Capital Quality Intermediate Municipal Bond Index (the “Barclays Capital Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. In prior “Performance Reports”, Class A shares performance was graphed. The chart below now shows Class Y shares which is consistent with the bar chart disclosure in the Fund’s prospectus. It should be noted that the Barclays Capital Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state specific bond market performance.

	Average Annual Total Return
	for periods ended June 30, 2011
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A (commenced operations on 9/10/92)
With Maximum Sales Charge	(1.59)%	3.27%	3.68%	4.80%
Without Sales Charge	2.48	4.11	4.11	5.02
Class C (commenced operations on 5/01/96)
With CDSC	0.60	3.23	3.23	3.76
Without CDSC	1.62	3.23	3.23	3.76
Class I (commenced operations on 11/04/98)
No Sales Charge	2.42	3.96	4.02	4.03
Class Y (commenced operations on 5/01/96)
No Sales Charge	2.64	4.27	4.26	4.87
Barclays Capital Index	4.00	5.45	4.78	5.29	(Class A)
				5.12	(Class C & Y)
				4.76	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC) imposed on redemptions made within the first 12 months after purchase. Class Y and Class I shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Narragansett Insured Tax-Free Income Fund:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Narragansett Insured Tax-Free Income Fund as of June 30, 2011 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Narragansett Insured Tax-Free Income Fund as of June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 26, 2011

NARRAGANSETT INSURED TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2011

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (32.7%)	(unaudited)	Value
	Bristol, Rhode Island
$2,200,000	4.000%, 02/15/26 AGMC Insured	Aa2/AA+/NR	$2,243,340
2,500,000	4.375%, 02/15/29 AGMC Insured	Aa2/AA+/NR	2,572,450
	Coventry, Rhode Island
550,000	5.000%, 11/01/16 AMBAC Insured	Aa3/NR/NR	561,374
550,000	5.000%, 11/01/17 AMBAC Insured	Aa3/NR/NR	560,615
	Cranston, Rhode Island
1,000,000	4.250%, 04/01/18 NPFG Insured	A1/A/A	1,061,120
1,000,000	4.250%, 04/01/19 NPFG Insured	A1/A/A	1,046,660
1,000,000	4.300%, 04/01/20 NPFG Insured	A1/A/A	1,039,460
250,000	5.000%, 02/15/22 AGMC Insured	Aa3/AA+/AA-	259,515
1,000,000	4.500%, 04/01/23 NPFG Insured	A1/A/A	1,038,380
250,000	5.000%, 02/15/24 AGMC Insured	Aa3/AA+/AA-	257,497
2,455,000	4.625%, 07/01/25 AGMC Insured	Aa3/AA+/NR	2,549,223
1,500,000	4.500%, 04/01/26 NPFG Insured	A1/A/A	1,520,340
990,000	4.750%, 07/01/28 AGMC Insured	Aa3/AA+/NR	1,019,037
750,000	4.300%, 07/01/30 2010 Series A AGMC Insured	Aa3/AA+/A	750,547
	Cumberland, Rhode Island
250,000	4.000%, 02/01/14 NPFG FGIC Insured	A1/A/NR	261,010
250,000	4.000%, 02/01/15 NPFG FGIC Insured	A1/A/NR	259,023
250,000	4.000%, 02/01/16 NPFG FGIC Insured	A1/A/NR	258,510
250,000	4.100%, 02/01/17 NPFG FGIC Insured	A1/A/NR	258,147
1,000,000	4.250%, 08/01/17 AGMC Insured	Aa3/AA+/NR	1,092,660
250,000	4.150%, 02/01/18 NPFG FGIC Insured	A1/A/NR	257,515
600,000	4.250%, 08/01/18 AGMC Insured	Aa3/AA+/NR	652,626
1,255,000	5.000%, 10/01/18 NPFG Insured	A1/A/NR	1,262,091
1,040,000	5.200%, 10/01/21 NPFG Insured	A1/A/NR	1,045,190
	East Providence, Rhode Island Refunding
2,500,000	4.550%, 05/15/30 AGMC Insured	Aa3/AA+/NR	2,447,175
	Lincoln, Rhode Island
1,000,000	4.500%, 08/01/24 NPFG Insured	Aa2/NR/AA	1,042,280
1,775,000	4.500%, 08/01/25 NPFG Insured	Aa2/NR/AA	1,834,249
2,000,000	4.500%, 08/01/26 NPFG Insured	Aa2/NR/AA	2,055,600

NARRAGANSETT INSURED TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2011

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value
	New Shoreham, Rhode Island
$245,000	4.000%, 11/15/15 AMBAC Insured	NR/AA/NR	$253,168
255,000	4.250%, 11/15/16 AMBAC Insured	NR/AA/NR	263,514
270,000	4.250%, 11/15/17 AMBAC Insured	NR/AA/NR	277,876
910,000	4.800%, 04/15/18 AMBAC Insured	NR/AA/NR	927,909
285,000	4.500%, 11/15/18 AMBAC Insured	NR/AA/NR	293,524
1,105,000	5.000%, 04/15/22 AMBAC Insured	NR/AA/NR	1,124,315
	Newport, Rhode Island
1,000,000	4.750%, 11/01/18 AMBAC Insured (pre-refunded)	Aa2/NR/NR	1,024,450
800,000	5.000%, 11/01/20 AMBAC Insured (pre-refunded)	Aa2/NR/NR	820,200
	North Kingstown, Rhode Island
500,000	3.750%, 10/01/12 NPFG FGIC Insured	Aa2/AA/NR	520,630
	North Providence, Rhode Island
500,000	4.700%, 09/15/14 AGMC Insured	Aa3/AA+/NR	503,010
500,000	3.650%, 10/15/14 AGMC Insured	Aa3/AA+/NR	521,315
2,225,000	3.625%, 07/15/15 AGMC Insured	Aa3/AA+/NR	2,278,200
500,000	3.750%, 10/15/15 AGMC Insured	Aa3/AA+/NR	520,715
250,000	4.000%, 10/15/17 AGMC Insured	Aa3/AA+/NR	257,730
	Pawtucket, Rhode Island
910,000	4.000%, 04/15/14 AMBAC Insured	Baa2/NR/BBB-	928,091
1,950,000	4.500%, 07/15/26 AGMC Insured	Aa3/NR/NR	2,016,339
1,500,000	4.750%, 07/15/29 AGMC Insured	Aa3/NR/NR	1,555,695
	Providence, Rhode Island
500,000	5.000%, 07/15/14 AGMC Insured	Aa3/AA+/A	540,750
1,500,000	5.000%, 01/15/23 AGMC Insured Series 2010 A
	Refunding	Aa3/AA+/NR	1,551,690
1,500,000	5.000%, 01/15/26 AGMC Insured Series 2010 A
	Refunding	Aa3/AA+/NR	1,498,440
	State of Rhode Island
4,000,000	5.000%, 08/01/14 Series A NPFG FGIC Insured	Aa2/AA/AA	4,011,680
2,000,000	5.000%, 08/01/12 Series B NPFG Insured	Aa2/AA/AA	2,098,520
2,000,000	5.000%, 08/01/15 Series B NPFG FGIC Insured	Aa2/AA/AA	2,005,500
1,000,000	5.250%, 11/01/11 Series C NPFG Insured	Aa2/AA/AA	1,015,950
1,500,000	5.000%, 09/01/20 Series C NPFG Insured
	(pre-refunded)	Aa2/AA/NR	1,525,935

NARRAGANSETT INSURED TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2011

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value
	State of Rhode Island (continued)
$2,000,000	4.500%, 02/01/17 NPFG Insured	Aa2/AA/AA	$2,130,820
2,000,000	5.250%, 11/01/17 FGIC Insured (pre-refunded)	Aa2/AA/NR	2,131,920
	Warwick, Rhode Island
250,000	4.125%, 07/15/13 AMBAC Insured (pre-refunded)	Aa3/AA-/NR	259,937
665,000	4.250%, 07/15/14 AMBAC Insured (pre-refunded)	Aa3/AA-/NR	692,285
700,000	4.375%, 07/15/15 AMBAC Insured (pre-refunded)	Aa3/AA-/NR	729,617
1,000,000	4.000%, 08/01/16 AGMC Insured Series 2008	Aa3/AA+/NR	1,105,610
770,000	4.600%, 07/15/17 AMBAC Insured (pre-refunded)	Aa3/AA-/NR	804,350
1,015,000	4.000%, 08/01/17 AGMC Insured Series 2008	Aa3/AA+/NR	1,115,231
905,000	4.250%, 01/15/18 Syncora Guarantee, Inc. Insured	Aa3/AA-/NR	972,359
810,000	4.700%, 07/15/18 AMBAC Insured (pre-refunded)	Aa3/AA-/NR	846,960
855,000	4.750%, 07/15/19 AMBAC Insured (pre-refunded)	Aa3/AA-/NR	894,450
	West Warwick, Rhode Island
500,000	4.875%, 03/01/16 AMBAC Insured	A1/NR/BBB+	511,605
670,000	5.000%, 03/01/17 AMBAC Insured	A1/NR/BBB+	684,325
700,000	5.050%, 03/01/18 AMBAC Insured	A1/NR/BBB+	713,993
735,000	5.100%, 03/01/19 AMBAC Insured	A1/NR/BBB+	748,480
1,900,000	4.625%, 04/01/26 AGMC Insured	Aa3/NR/NR	1,978,242
1,400,000	4.750%, 04/01/29 AGMC Insured	Aa3/NR/NR	1,447,516
	Westerly, Rhode Island
900,000	4.000%, 07/01/17 NPFG Insured	Aa2/AA/NR	978,768
900,000	4.000%, 07/01/18 NPFG Insured	Aa2/AA/NR	965,097
	Woonsocket, Rhode Island
655,000	4.450%, 12/15/12 NPFG FGIC Insured	Ba1/NR/BBB-	652,098
685,000	4.550%, 12/15/13 NPFG FGIC Insured	Ba1/NR/BBB-	669,992
550,000	4.250%, 03/01/25 AMBAC Insured	Ba1/NR/BBB-	364,216
	Total General Obligation Bonds		78,938,651

	Revenue Bonds (66.2%)

	Development Revenue Bonds (10.7%)
	Providence, Rhode Island Redevelopment Agency
	Revenue Refunding Public Safety Building Project
2,000,000	4.750%, 04/01/22 AMBAC Insured Series A	Baa1/BBB/NR	1,923,340
1,000,000	5.000%, 04/01/28 Series A AMBAC Insured	Baa1/BBB/NR	932,200

NARRAGANSETT INSURED TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2011

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Development Revenue Bonds (continued)
	Rhode Island Convention Center Authority
	Revenue Refunding
$2,000,000	5.000%, 05/15/21 AGMC Insured	Aa3/AA+/AA	$2,115,460
4,000,000	5.000%, 05/15/23 AGMC Insured Series 2005 A	Aa3/AA+/AA	4,179,320
1,500,000	5.500%, 05/15/27 AGMC Insured Series A	Aa3/AA+/AA-	1,618,875
	Rhode Island Economic Development Corp. (Rhode
	Island Department of Transportation)
1,500,000	5.250%, 06/15/21 AGMC Insured	Aa2/AA+/AA-	1,676,190
	Rhode Island State Economic Development Corp.,
	Airport Revenue
540,000	4.625%, 07/01/26 AGMC Insured Series B	Aa3/AA+/A-	537,975
1,670,000	5.000%, 07/01/13 NPFG Insured Series C	A3/BBB+/A-	1,770,100
1,000,000	5.000%, 07/01/18 AGMC Insured Series C	Aa3/AA+/A-	1,094,190
1,500,000	5.000%, 07/01/22 NPFG Insured Series C	A3/BBB+/A-	1,533,120
	Rhode Island State Economic Development Corp.,
	Motor Fuel Tax Revenue (Rhode Island
	Department of Transportation)
1,000,000	4.000%, 06/15/15 Series A AMBAC Insured	A1/A+/A	1,023,840
2,385,000	4.700%, 06/15/23 Series 2003A AMBAC Insured	A1/A+/A	2,385,382
1,000,000	4.000%, 06/15/18 Series 2006A AMBAC Insured	A1/A+/A	1,008,020
	Rhode Island State Economic Development Corp.,
	(Rhode Island Airport Corp. Intermodal Facility
	Project)
1,000,000	4.250%, 07/01/17 CIFG Assurance North America,
	Inc. Insured	Baa1/BBB+/NR	1,016,620
	Rhode Island State Economic Development Corp.,
	University of Rhode Island
750,000	4.800%, 11/01/11 Series 1999 AGMC Insured	Aa3/NR/NR	751,298
750,000	4.900%, 11/01/12 Series 1999 AGMC Insured	Aa3/NR/NR	752,145
750,000	4.900%, 11/01/13 Series 1999 AGMC Insured	Aa3/NR/NR	751,958
750,000	5.000%, 11/01/14 Series 1999 AGMC Insured	Aa3/NR/NR	751,868
	Total Development Revenue Bonds		25,821,901

	Higher Education Revenue Bonds (22.4%)
	Rhode Island Health & Education Building Corp.,
	Brown University
2,000,000	5.250%, 09/01/17 Series 2001 A NPFG Insured .	Aa1/AA+/NR	2,011,820

NARRAGANSETT INSURED TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2011

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education Revenue Bonds (continued)
	Rhode Island Health & Education Building Corp.,
	Brown University (continued)
$2,500,000	4.750%, 09/01/33 Series 2003 A	Aa1/AA+/NR	$2,515,100
1,000,000	4.750%, 09/01/37 Series 2003 A	Aa1/AA+/NR	1,002,170
	Rhode Island Health & Education Building Corp.,
	Bryant College
1,000,000	5.125%, 06/01/19 AMBAC Insured	A2/A/NR	1,020,020
230,000	5.000%, 12/01/21 AMBAC Insured	A2/A/NR	231,688
	Rhode Island Health & Education Building Corp.,
	Higher Educational Facilities
1,010,000	3.625%, 09/15/14 Series 2003 B NPFG Insured .	Baa1/BBB/NR	1,024,766
1,050,000	4.000%, 09/15/15 Series 2003 B NPFG Insured .	Baa1/BBB/NR	1,073,646
1,040,000	4.000%, 09/15/16 Series 2003 B NPFG Insured .	Baa1/BBB/NR	1,058,325
600,000	3.625%, 09/15/14 Series 2003 C NPFG Insured .	Baa1/BBB/NR	609,408
500,000	4.000%, 09/15/15 Series 2003 C NPFG Insured .	Baa1/BBB/NR	512,330
500,000	4.000%, 09/15/16 Series 2003 C NPFG Insured .	Baa1/BBB/NR	509,870
1,500,000	4.250%, 05/15/21 Series A AGMC Insured	Aa3/NR/NR	1,536,720
2,000,000	4.375%, 05/15/22 Series A AGMC Insured	Aa3/NR/NR	2,046,920
5,000,000	5.000%, 09/15/30 AGMC Insured	Aa3/NR/NR	5,140,650
	Rhode Island Health & Educational Building Corp.,
	Higher Education Facility, New England Institute
	of Technology
3,000,000	4.750%, 03/01/30 Series 2010 A	NR/A/A+	2,974,170
	Rhode Island Health & Educational Building Corp.,
	Higher Education Facility, Rhode Island School
	of Design
250,000	4.400%, 06/01/15 NPFG Insured	A1/BBB/NR	255,398
585,000	4.600%, 06/01/17 NPFG Insured	A1/BBB/NR	597,384
505,000	4.700%, 06/01/18 Series 2001 NPFG Insured	A1/BBB/NR	515,655
280,000	4.750%, 06/01/19 Series 2001 NPFG Insured	A1/BBB/NR	285,874
1,310,000	5.625%, 08/15/22 Syncora Guarantee, Inc. Insured
	Series D	A1/NR/NR	1,368,465
900,000	5.000%, 08/15/23 Syncora Guarantee, Inc. Insured
	Series D	A1/NR/NR	919,683
1,000,000	5.000%, 06/01/31 NPFG Insured	A1/BBB/NR	1,006,080

NARRAGANSETT INSURED TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2011

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education Revenue Bonds (continued)
	Rhode Island Health & Educational Building Corp.,
	Higher Education Facility, University of Rhode
	Island Auxiliary Enterprise
$2,000,000	5.000%, 09/15/30 Series 2010 B AGMC Insured	Aa3/AA+/NR	$2,056,260
	Rhode Island Health & Educational Building Corp.,
	Higher Education Facility, Roger Williams
	University
500,000	5.125%, 11/15/11 AMBAC Insured	NR/NR/NR*	500,810
1,000,000	5.125%, 11/15/14 Series 1996 S AMBAC Insured	NR/NR/NR*	1,001,620
1,000,000	5.000%, 11/15/18 Series 1996 S AMBAC Insured	NR/NR/NR*	1,001,570
500,000	5.000%, 11/15/24 AMBAC Insured	NR/NR/NR*	500,785
	Rhode Island Health & Education Building Corp.,
	Johnson & Wales University
465,000	5.500%, 04/01/15 Series 1999 A NPFG Insured	Baa1/BBB/NR	501,507
900,000	5.500%, 04/01/16 Series 1999 A NPFG Insured	Baa1/BBB/NR	972,981
785,000	5.500%, 04/01/17 Series 1999 A NPFG Insured	Baa1/BBB/NR	848,946
3,210,000	4.000%, 04/01/13 Series 2003 Syncora Guarantee,
	Inc. Insured	NR/NR/NR*	3,297,826
500,000	5.250%, 04/01/14 Series 2003 Syncora Guarantee,
	Inc. Insured	NR/NR/NR*	520,425
2,000,000	4.000%, 04/01/14 Series 2003 Syncora Guarantee,
	Inc. Insured	NR/NR/NR*	2,039,640
1,500,000	5.000%, 04/01/29 NPFG Insured	Baa1/BBB/NR	1,349,580
	Rhode Island Health & Educational Building Corp.,
	University of Rhode Island
800,000	5.000%, 09/15/23 Series 2003 C Refunding NPFG
	Insured	Baa1/BBB/NR	806,216
1,200,000	4.125%, 09/15/13 Series 2005 G AMBAC Insured	Aa3/A+/NR	1,260,468
1,000,000	4.500%, 09/15/26 Series 2005 G Refunding
	AMBAC Insured	Aa3/A+/NR	1,001,830
	Rhode Island Health & Education Facilities
	Authority, Providence College
1,000,000	4.250%, 11/01/14 Syncora Guarantee, Inc. Insured	A2/NR/NR	1,045,390
2,500,000	4.375%, 11/01/15 Syncora Guarantee, Inc. Insured	A2/NR/NR	2,614,700
2,500,000	4.500%, 11/01/16 Syncora Guarantee, Inc. Insured	A2/NR/NR	2,605,600

NARRAGANSETT INSURED TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2011

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education Revenue Bonds (continued)
	Rhode Island Health & Education Facilities
	Authority, Providence College (continued)
$1,000,000	4.500%, 11/01/17 Syncora Guarantee, Inc. Insured	A2/NR/NR	$1,033,330
1,000,000	5.000%, 11/01/24 Syncora Guarantee, Inc. Insured
	Series 2003 A	A2/NR/NR	1,014,350
	Total Higher Education Revenue Bonds		54,189,976

	Hospital Revenue Bonds (3.7%)
	Rhode Island Health & Education Building Corp.,
	Lifespan Obligation
2,500,000	5.000%, 05/15/20 Series A AGMC Insured	Aa3/AA+/NR	2,604,800
5,000,000	5.000%, 05/15/26 Series A AGMC Insured	Aa3/AA+/NR	5,021,100
1,500,000	5.250%, 05/15/26 NPFG Insured	A3/BBB/NR	1,478,610
	Total Hospital Revenue Bonds		9,104,510

	Housing Revenue Bonds (4.4%)
	Rhode Island Housing & Mortgage Finance Corp.
	Home Funding
3,200,000	4.000%, 10/01/25 Series 2010 #3	Aa2/NR/NR	3,038,240
2,250,000	4.100%, 04/01/28 Series 2010 #3	Aa2/NR/NR	2,111,850
	Rhode Island Housing & Mortgage Finance Corp.
	Homeowner Opportunity
1,000,000	3.750%, 10/01/13 Series 50-A NPFG Insured	Aa2/AA+/NR	1,035,830
	Rhode Island Housing & Mortgage Finance Corp.
	Multi-Family Housing
2,500,000	4.625%, 10/01/25 Series 2010 A	Aaa/NR/NR	2,488,225
2,000,000	5.000%, 10/01/30 Series 2010 A	Aaa/NR/NR	1,987,620
	Total Housing Revenue Bonds		10,661,765

	Lease Revenue Bonds (1.2%)
	Rhode Island Certificates of Participation
	(Central Power Plant)
1,000,000	4.000%, 10/01/20 Series D AGMC Insured	Aa3/AA+/AA-	1,028,320
	Rhode Island Certificates of Participation (Kent
	County Court House Project)
250,000	5.000%, 10/01/22 NPFG Insured Series 2004 A .	Aa3/AA-/AA-	259,968

NARRAGANSETT INSURED TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2011

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Lease Revenue Bonds (continued)
	Rhode Island Certificates of Participation (School
	for the Deaf Project)
$1,000,000	5.500%, 04/01/27 Series C 2009 AGMC Insured	Aa3/AA+/AA-	$1,059,290
500,000	5.625%, 04/01/29 Series C 2009 AGMC Insured	Aa3/AA+/AA-	528,670
	Total Lease Revenue Bonds		2,876,248

	Pollution Control Revenue Bonds (2.8%)
	Rhode Island Clean Water Finance Agency, Water
	Pollution Control Bonds
1,490,000	5.000%, 10/01/18 Series B NPFG-IBC Insured
	(pre-refunded)	Aaa/NR/NR	1,575,571
310,000	5.000%, 10/01/18 Series B NPFG-IBC Insured	Aaa/AAA/NR	323,466
4,765,000	4.375%, 10/01/21 Series 2002 B NPFG Insured .	Aaa/AAA/AAA	4,870,592
	Total Pollution Control Revenue Bonds		6,769,629

	Secondary School Revenue Bonds (11.5%)
	Providence, Rhode Island Public Building Authority,
	School Projects
500,000	5.500%, 12/15/14 Series 1996 B NPFG Insured	Baa1/BBB/NR	501,370
500,000	5.500%, 12/15/15 Series 1996 B NPFG Insured	Baa1/BBB/NR	501,245
1,000,000	5.250%, 12/15/14 Series 1998 A AGMC Insured	Aa3/AA+/NR	1,003,020
685,000	5.000%, 12/15/18 Series 1998 A AGMC Insured	Aa3/AA+/NR	686,288
500,000	5.125%, 12/15/14 Series 1999 A AMBAC Insured	Baa1/BBB/NR	503,140
250,000	5.250%, 12/15/15 Series 1999 A AMBAC Insured	Baa1/BBB/NR	251,430
1,500,000	5.250%, 12/15/17 Series 1999 A AMBAC Insured	Baa1/BBB/NR	1,509,435
1,000,000	5.250%, 12/15/19 Series 1999 A AMBAC Insured	Baa1/BBB/NR	1,003,970
1,000,000	4.000%, 12/15/12 Series 2003 A NPFG Insured	Baa1/BBB/NR	1,025,110
1,000,000	4.000%, 12/15/13 Series 2003 A NPFG Insured	Baa1/BBB/NR	1,033,340
1,505,000	4.000%, 12/15/14 Series 2003 A NPFG Insured	Baa1/BBB/NR	1,543,001
1,570,000	4.000%, 12/15/15 Series 2003 A NPFG Insured	Baa1/BBB/NR	1,605,137
1,630,000	4.000%, 12/15/16 Series 2003 A NPFG Insured	Baa1/BBB/NR	1,657,661
3,000,000	4.500%, 05/15/27 Series A AGMC Insured	Aa3/AA+/NR	2,923,470
3,000,000	4.500%, 05/15/28 Series 2007 A AGMC Insured	Aa3/AA+/NR	2,910,120
3,000,000	4.500%, 05/15/28 Series 2007 C AGMC Insured	Aa3/AA+/NR	2,910,120
	Rhode Island Health & Education Building Corp.,
	Public School Financing Program - Chariho
	Regular School District
1,000,000	5.000%, 05/15/26 Series 2011B	Aa3/NR/NR	999,940

NARRAGANSETT INSURED TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2011

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Secondary School Revenue Bonds (continued)
	Rhode Island Health & Education Building Corp.,
	Public School Financing
$1,000,000	5.000%, 05/15/17 Series 2006 A AGMC Insured	Aa3/AA+/NR	$1,073,370
500,000	5.000%, 05/15/20 Series 2007 A AGMC Insured	Aa3/NR/NR	541,045
1,000,000	4.250%, 05/15/21 Series 2007 B AGMC Insured	Aa3/AA+/NR	1,021,290
500,000	5.000%, 05/15/17 Series 2008 A AGMC Insured	Aa3/NR/NR	557,605
2,000,000	4.750%, 05/15/29 Series A AGMC Insured	Aa3/NR/NR	2,008,020
	Total Secondary School Revenue Bonds		27,769,127

	Student Loan Revenue (0.4%)
	State of Rhode Island Student Loan Authority
1,000,000	4.750%, 12/01/23 Senior Series 2010 B	NR/A+/A	977,960

	Transportation Revenue Bonds (1.9%)
	Rhode Island State Turnpike & Bridge Authority
1,600,000	4.625%, 12/01/27 Series 2010 A	NR/A-/A	1,605,392
2,000,000	5.125%, 12/01/35 Series 2010 A	NR/A-/A	1,995,760
1,000,000	5.000%, 12/01/35 Series 2010 A	NR/A-/A	980,610
	Total Transportation Revenue Bonds		4,581,762

	Water and Sewer Revenue Bonds (6.7%)
	Bristol County, Rhode Island Water Authority
750,000	5.250%, 07/01/17 Series 1997 A NPFG Insured .	Baa1/BBB/NR	752,250
1,000,000	3.500%, 12/01/13 Series 2004 Refunding A NPFG
	Insured	Baa1/BBB/NR	1,033,810
1,000,000	3.500%, 12/01/14 Series 2004 Refunding A NPFG
	Insured	Baa1/BBB/NR	1,031,420
	Kent County, Rhode Island Water Authority
500,000	4.000%, 07/15/12 Series 2002 A NPFG Insured	Baa1/A+/NR	517,555
1,055,000	4.150%, 07/15/14 Series 2002 A NPFG Insured	Baa1/A+/NR	1,080,826
	Narragansett, Rhode Island Bay Commission
	Wastewater System
365,000	5.000%, 08/01/27 Series 2003 A NPFG Insured .	Baa1/AA-/NR	372,658
1,000,000	5.000%, 02/01/32 Series 2007 A NPFG Insured .	NR/AA-/NR	1,011,100
4,230,000	5.000%, 08/01/35 Series A NPFG Insured	Baa1/AA-/NR	4,231,396

NARRAGANSETT INSURED TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2011

			Rating
			Moody’s, S&P
Principal			and Fitch
Amount		Revenue Bonds (continued)	(unaudited)	Value
		Water and Sewer Revenue Bonds (continued)
		Rhode Island Clean Water Protection Finance Agency
$295,000		4.600%, 10/01/13 Series A AMBAC Insured	Aaa/NR/NR	$295,823
325,000		4.750%, 10/01/14 Series A AMBAC Insured	Aaa/NR/NR	325,916
1,545,000		4.750%, 10/01/18 Series A AMBAC Insured	Aaa/NR/NR	1,548,631
1,250,000		5.400%, 10/01/15 1993 Series A NPFG Insured .	Aaa/BBB/NR	1,347,437
500,000		4.750%, 10/01/20 1999 Series A AMBAC Insured	Aaa/NR/NR	501,015
		Rhode Island Water Resources Board Public
		Drinking Water Protection
1,500,000		4.000%, 03/01/14 Series 2002 NPFG Insured	Baa1/BBB/NR	1,521,495
595,000		4.250%, 03/01/15 Series 2002 NPFG Insured	Baa1/BBB/NR	602,925
		Total Water and Sewer Revenue Bonds		16,174,257

		Other Revenue Bonds (0.5%)
		State of Rhode Island Depositors Economic
		Protection Corp.
500,000		6.000%, 08/01/17 NPFG Insured ETM	NR/BBB/NR	551,930
250,000		5.750%, 08/01/21 Series A AGMC Insured ETM .	NR/NR/NR*	310,100
215,000		6.375%, 08/01/22 Series A NPFG Insured ETM	NR/BBB/AAA	277,273
		Total Other Revenue Bonds		1,139,303
		Total Revenue Bonds		160,066,438
		Total Investments (cost $235,719,676-note 4)	98.9%	239,005,089
		Other assets less liabilities	1.1	2,701,530
		Net Assets	100.0%	$241,706,619

	*	Any security not rated (NR) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO” or “credit rating agency”) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2011

Percent of
Portfolio Distribution By Quality Rating (unaudited)	Investments †
Aaa of Moody’s or AAA of S&P	5.7%
Pre-refunded bonds††/Escrowed to maturity bonds	5.2
Aa of Moody’s or AA of S&P or Fitch	52.9
A of Moody’s or S&P or Fitch	19.2
Baa of Moody’s or BBB of S&P or Fitch	13.3
Not Rated*	3.7
100.0%

† Calculated using the highest rating of the three NRSROs.
†† Pre-refunded bonds are bonds for which U.S. Government Obligations have been placed in escrow to retire the bonds at their earliest call date.

PORTFOLIO ABBREVIATIONS:

AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp. CIFG - CDC IXIS Financial Guaranty
ETM - Escrowed to Maturity
FGIC - Financial Guaranty Insurance Co.
NPFG - National Public Finance Guarantee
NR - Not Rated

See accompanying notes to financial statements.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2011

ASSETS
Investments at value (cost $235,719,676)	$239,005,089
Cash	598,941
Interest receivable	2,762,191
Receivable for Fund shares sold	302,128
Other assets	7,335
Total assets	242,675,684
LIABILITIES
Payable for Fund shares redeemed	643,529
Dividends payable	220,547
Management fee payable	59,900
Distribution and service fees payable	2,577
Accrued expenses	42,512
Total liabilities	969,065
NET ASSETS	$241,706,619
Net Assets consist of:
Capital Stock - Authorized 80,000,000 shares, par value $0.01 per share	$229,905
Additional paid-in capital	238,461,345
Net unrealized appreciation on investments (note 4)	3,285,413
Accumulated net realized loss on investments	(318,099)
Undistributed net investment income	48,055
	$241,706,619

CLASS A
Net Assets	$150,104,310
Capital shares outstanding	14,277,804
Net asset value and redemption price per share	$10.51
Maximum offering price per share (100/96 of $10.51 adjusted to nearest cent)	$10.95

CLASS C
Net Assets	$24,388,446
Capital shares outstanding	2,320,014
Net asset value and offering price per share	$10.51
Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
during the first 12 months after purchase)	$10.51	*

CLASS I
Net Assets	$275,182
Capital shares outstanding	26,187
Net asset value, offering and redemption price per share	$10.51

CLASS Y
Net Assets	$66,938,681
Capital shares outstanding	6,366,480
Net asset value, offering and redemption price per share	$10.51

See accompanying notes to financial statements.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2011

Investment Income:

Interest income		$10,576,719

Expenses:

Management fee (note 3)	$1,229,519
Distribution and service fees (note 3)	492,120
Trustees’ fees and expenses (note 8)	124,621
Transfer and shareholder servicing agent fees (note 3)	102,576
Legal fees (note 3)	66,951
Shareholders’ reports and proxy statements	34,810
Custodian fees (note 6)	29,473
Auditing and tax fees	23,100
Fund accounting fees	19,784
Registration fees and dues	17,237
Insurance	11,423
Chief compliance officer services (note 3)	4,504
Miscellaneous	44,340
Total expenses	2,200,458

Management fee waived (note 3)	(550,106)
Expenses paid indirectly (note 6)	(472)
Net expenses		1,649,880
Net investment income		8,926,839

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities transactions	309,501
Change in unrealized appreciation on investments	(3,966,060)

Net realized and unrealized gain (loss) on investments		(3,656,559)
Net change in net assets resulting from operations		$5,270,280

See accompanying notes to financial statements.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010
OPERATIONS:
Net investment income	$8,926,839	$7,600,822
Net realized gain (loss) from securities transactions	309,501	127,977
Change in unrealized appreciation on investments	(3,966,060)	3,708,634
Change in net assets from operations	5,270,280	11,437,433

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares:
Net investment income	(5,691,791)	(5,222,294)

Class C Shares:
Net investment income	(738,571)	(476,630)

Class I Shares:
Net investment income	(9,714)	(9,617)

Class Y Shares:
Net investment income	(2,507,629)	(1,947,340)
Change in net assets from distributions	(8,947,705)	(7,655,881)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	59,761,681	49,485,057
Reinvested dividends and distributions	4,080,843	3,579,625
Cost of shares redeemed	(43,872,777)	(27,464,816)
Change in net assets from capital share transactions	19,969,747	25,599,866
Change in net assets	16,292,322	29,381,418

NET ASSETS:
Beginning of period	225,414,297	196,032,879

End of period*	$241,706,619	$225,414,297

* Includes undistributed net investment income and distributions
in excess of net investment income of:	$48,055	$(36,825)

See accompanying notes to financial statements.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2011

1. Organization

     Narragansett Insured Tax-Free Income Fund (the “Fund”), a non-diversified, open-end investment company, was organized on January 22, 1992 as a Massachusetts business trust and commenced operations on September 10, 1992. The Fund is authorized to issue 80,000,000 shares and, since its inception to May 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y Shares. All shares outstanding prior to that date were designated as Class A Shares and are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. On October 31, 1997, the Fund established Class I Shares which are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Municipal securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase is 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeds 60 days.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2011

b)
Fair Value Measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of June 30, 2011:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable Inputs — Municipal Bonds*	239,005,089
Level 3 – Significant Unobservable Inputs	—
Total	$239,005,089

* See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

NARRAGANSETT INSURED TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

JUNE 30, 2011

e)
Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2008-2010) or expected to be taken in the Fund’s 2011 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On June 30, 2011, the Fund decreased additional paid-in capital by $105,406, decreased accumulated net realized loss on investments by $340 and increased undistributed net investment income by $105,746. These reclassifications have no effect on net assets or net asset value per share.

i)
Accounting pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2010.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Management is currently evaluating the impact these updates and amendments may have on the Fund’s financial statements.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2011

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditor and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% on the Fund’s net assets.

     Citizens Investment Advisors, a department of RBS Citizens, N.A. (the “Sub-Adviser”), serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.23% on the Fund’s net assets.

     For the year ended June 30, 2011, the Fund incurred management fees of $1,229,519 of which $550,106 was waived. The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period November 1, 2010 through October 31, 2011 so that total Fund expenses would not exceed 0.84% for Class A Shares, 1.69% for Class C Shares, 0.99% for Class I Shares or 0.69% for Class Y Shares. A similar contractual undertaking is expected to be in place through the period ended October 31, 2012.

     Under a Compliance Agreement with the Manager, the Manager is compensated for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information. b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is

NARRAGANSETT INSURED TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2011

authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (“the Distributor”), including, but not limited to, any principal underwriter of the Fund with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended June 30, 2011, distribution fees on Class A Shares amounted to $231,426, of which the Distributor retained $5,674.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended June 30, 2011, amounted to $195,108. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended June 30, 2011, amounted to $65,036. The total of these payments with respect to Class C Shares amounted to $260,144, of which the Distributor retained $37,394.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate (currently 0.20%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.15%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended June 30, 2011, these payments were made at the average annual rate of 0.35% of such net assets amounting to $962 of which $550 related to the Plan and $412 related to the Shareholder Services Plan.

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through the facilities of these intermediaries having offices within Rhode Island, with the bulk of any sales commissions inuring to such intermediaries. For the year ended June 30, 2011, total commissions on sales of Class A Shares amounted to $444,531, of which the Distributor received $36,976.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2011

c) Other Related Party Transactions:

     On June 1, 2011, Bingham McCutchen LLP replaced Butzel Long PC (“Butzel”) as counsel to the Fund. During the period July 1, 2010 to May 31, 2011, the Fund incurred $66,951 of legal fees allocable to Butzel for legal services in conjunction with the Fund’s ongoing operations. During this period, the Fund’s former Secretary was Of Counsel to Butzel.

4. Purchases and Sales of Securities

     During the year ended June 30, 2011, purchases of securities and proceeds from the sales of securities aggregated $43,767,895 and $22,007,340, respectively.

     At June 30, 2011, the aggregate tax cost for all securities was $235,671,621. At June 30, 2011, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $5,311,051 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,977,583 for a net unrealized appreciation of $3,333,468.

5. Portfolio Orientation

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Rhode Island, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Rhode Island and whatever effects these may have upon Rhode Island issuers’ ability to meet their obligations. To mitigate against such risks, the Fund has chosen to have at least 80% of its net assets insured as to timely payment of principal and interest when due by nationally prominent municipal bond insurance companies. As a matter of practice, insurers of municipal obligations provide insurance only on issues which on their own credit rating are of investment grade, i.e. within the top four credit ratings of the nationally recognized statistical rating organizations. At June 30, 2011, the Fund had approximately 90% of its net assets invested in securities that were insured. While such insurance is intended to protect against credit risks with portfolio securities, it does not insure against market risk of fluctuations in the Fund’s share price and income return. Furthermore, given recent downgrades of many of the insurers, there is no assurance that some of the insurers may be relied upon for payment (see note 12).

     The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Rhode Island income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Rhode Island issuers are not available in the market. At June 30, 2011, the Fund had all of its net assets invested in Rhode Island municipal issues.

6. Expenses

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2011

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended		Year Ended
	June 30, 2011		June 30, 2010
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	2,069,666	$22,007,849	2,304,233	$24,438,632
Reinvested distributions	293,027	3,095,077	276,834	2,935,287
Cost of shares redeemed	(2,261,505)	(23,643,293)	(1,243,581)	(13,220,381)
Net change	101,188	1,459,633	1,337,486	14,153,538
Class C Shares:
Proceeds from shares sold	1,073,689	11,445,248	1,204,217	12,757,795
Reinvested distributions	42,990	453,549	23,427	248,476
Cost of shares redeemed	(893,747)	(9,385,248)	(262,836)	(2,785,279)
Net change	222,932	2,513,549	964,808	10,220,992
Class I Shares:
Proceeds from shares sold	2	20	4	40
Reinvested distributions	920	9,714	907	9,617
Cost of shares redeemed	(697)	(7,356)	(694)	(7,361)
Net change	225	2,378	217	2,296
Class Y Shares:
Proceeds from shares sold	2,464,854	26,308,564	1,157,925	12,288,590
Reinvested distributions	49,482	522,503	36,406	386,245
Cost of shares redeemed	(1,037,059)	(10,836,880)	(1,080,774)	(11,451,795)
Net change	1,477,277	15,994,187	113,557	1,223,040
Total transactions in Fund
shares	1,801,622	$19,969,747	2,416,068	$25,599,866

8. Trustees’ Fees and Expenses

     At June 30, 2011 there were 8 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended June 30, 2011 was $101,169. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit,

NARRAGANSETT INSURED TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2011

Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations, and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended June 30, 2011, such meeting-related expenses amounted to $23,452.

9. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Rhode Island income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates.

     At June 30, 2011, the Fund had a capital loss carryover of $318,099 acquired in the acquisition of Ocean State Tax-Exempt Fund, which expires on June 30, 2016. Carryovers are available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. To the extent that these losses are used to offset future realized capital gains, it is probable the gains so offset will not be distributed.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2011

Tax character of distributions:
	Year Ended June 30,
	2011	2010
Net tax-exempt income	$8,945,624	$7,655,881
Ordinary income	2,081	–
	$8,947,705	$7,655,881

As of June 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$220,547
Accumulated net realized loss	(318,099)
Unrealized appreciation	3,333,468
Other temporary differences	(220,547)
$3,015,369

The difference between book basis and tax basis undistributed income is due to the timing difference in recognizing dividends paid.

11. Tax Information

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was enacted on December 22, 2010. The Modernization Act amends several tax provisions impacting mutual funds. In general, the amendments are effective for fiscal years after enactment. The Modernization Act provides several benefits, including the unlimited carryover of future capital losses versus the prior eight year limitation. Relevant information regarding the impact of the Modernization Act, if any, will be contained within the Federal Tax Status of Distributions section of the financial statements for the fiscal year ending June 30, 2012.

12. Ongoing Development

The three major credit rating agencies (Standard & Poor’s, Moody’s and Fitch) have downgraded or eliminated ratings of the majority of the municipal bond insurance companies since December 2007 due to loss of capital from investments in subprime mortgages. As such, only a few are now deemed to be investment grade. Thus, while certain bonds still have insurance, some are no longer rated based upon the ratings of their insurers. Furthermore, because the ability of many of the Fund’s insurers to pay claims has been downgraded, the protection of such insurance has been diminished, and there is no assurance that some of them may be relied upon for payment.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A										Class C
	Year Ended June 30,										Year Ended June 30,
	2011		2010		2009		2008		2007		2011		2010		2009		2008		2007
Net asset value, beginning of period	$10.64		$10.44		$10.39		$10.37		$10.34		$10.64		$10.44		$10.39		$10.37		$10.34
Income (loss) from investment operations:
Net investment income	0. 39	(1)	0.39	(1)	0.38	(1)	0.38	(1)	0.38	(2)	0.30	(1)	0.29	(1)	0.29	(1)	0.29	(1)	0.30	(2)
Net gain (loss) on securities
(both realized and unrealized)	(0.13)		0.20		0.06		0.03		0.04		(0.13)		0.21		0.06		0.03		0.03
Total from investment operations	0.26		0.59		0.44		0.41		0.42		0.17		0.50		0.35		0.32		0.33
Less distributions (note 9):
Dividends from net investment income	(0.39)		(0.39)		(0.39)		(0.39)		(0.39)		(0.30)		(0.30)		(0.30)		(0.30)		(0.30)
Net asset value, end of period	$10. 51		$10.64		$10.44		$10.39		$10.37		$10.51		$10.64		$10.44		$10.39		$10.37
Total return	2.48	%(3)	5.71	%(3)	4.30	%(3)	4.00	%(3)	4.10	%(3)	1.62	%(4)	4.81	%(4)	3.42	%(4)	3.12	%(4)	3.22	%(4)
Ratios/supplemental data
Net assets, end of period (in millions)	$150		$151		$134		$105		$99		$24		$22		$12		$11		$14
Ratio of expenses to average net assets	0.62%		0.59%		0.60%		0.64%		0.68%		1.47%		1.44%		1.45%		1.51%		1.53%
Ratio of net investment income to
average net assets	3.68%		3.63%		3.68%		3.63%		3.63%		2.83%		2.75%		2.82%		2.76%		2.78%
Portfolio turnover rate	9.07%		3.47%		6.17%		2.87%		2.37%		9.07%		3.47%		6.17%		2.87%		2.37%

The expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.84	%.	0.87	%.	0.90	%.	0.97	%.	1.03	%.	1.69	%.	1.72	%.	1.75%		1.82%		1.88%
Ratio of net investment income to
average net assets	3.46%		3.35%		3.38%		3.29%		3.28%		2.61%		2.47%		2.52%		2.45%		2.43%

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.62%		0.59%		0.59%		0.63%		0.68%		1.47%		1.44%		1.44%		1.48%		1.53%
___________
(1) Per share amounts have been calculated using the daily average shares method.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Not reflecting sales charges.
(4) Not reflecting CDSC.

See accompanying notes to financial statements.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I					Class Y
	Year Ended June 30,					Year Ended June 30,
	2011	2010	2009	2008	2007	2011		2010	2009	2008
Net asset value, beginning of period	$10.63	$10.44	$10.39	$10.37	$10.34		$10.64	$10.44	$10.39	$10.37
Income from investment operations:
Net investment income	0.37 (1)	0.37 (1)	0.37 (1)	0.37 (1)	0.38 (2)		0.40 (1)	0.40 (1)	0.40 (1)	0.40 (1)
Net gain (loss) on securities (both
realized and unrealized)	(0.12)	0.19	0.06	0.03	0.03		(0.13)	0.20	.0.05	0.03
Total from investment operations	0.25	0.56	0.43	0.40	0.41		0.27	0.60	0.45	0.43
Less distributions (note 9):
Dividends from net investment income	(0.37)	(0.37)	(0.38)	(0.38)	(0.38)		(0.40)	(0.40)	(0.40)	(0.41)
Net asset value, end of period	$10.51	$10.63	$10.44	$10.39	$10.37		$10.51	$10.64	$10.44	$10.39
Total return	2.42%	5.45%	4.17%	3.84%	3.96%		2.64%	5.86%	4.46%	4.16%
Ratios/supplemental data
Net assets, end of period (in millions)	$0.3	$0.3	$0.3	$0.5	$0.8	$	. 67	$52	$50	$45
Ratio of expenses to average net assets	0.78%	0.74%	0.74%	0.81%	0.81%		0.47%	0.44%	0.45%	0.51%
Ratio of net investment income to
average net assets	3.52%	3.49%	3.54%	3.47%	3.50%		3.83%	3.78%	3.83%	3.75%
Portfolio turnover rate	9.07%	3.47%	6.17%	2.87%	2.37%		9.07%	3.47%	6.17%	2.87%

The expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	1.00%.	1.02%	1.04%	1.12%	1.15%		0.69%	0.72%	0.75%	0.82%
Ratio of net investment income to
average net assets	3.30%	3.20%	3.24%	3.16%	3.15%		3.61%	3.49%	3.53%	3.44%

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.78%	0.74%	0.73%	0.77%	0.80%		0.47%	0.44%	0.44%	0.47%
___________
(1) Per share amounts have been calculated using the daily average shares method.
(2) Per share amounts have been calculated using the monthly average shares method.

See accompanying notes to financial statements.

Additional Information (unaudited)

Trustees (1) and Officers

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Date of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (02/25/58)	Trustee since 2005 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the trade organization for the U.S. mutual fund industry which is dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			12	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and since 2010)

John J. Partridge Providence, RI (05/05/40)	Trustee since 2008	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary – Advisor to the Board, Narragansett Insured Tax-Free Income Fund, 2005-2008; and 2002-2005; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, Memorial Hospital of Rhode Island, and The Pawtucket Foundation.	5	None

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Date of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Non-interested Trustees

David A. Duffy North Kingstown, RI (08/07/39)	Chair of the Board since 2009 and Trustee since 1995	Retired Founder and Chairman of Duffy & Shanley, Inc., a marketing communications firm, 1973-2003; past Chairman of the Rhode Island Convention Center Authority, 2003-2011; Director (advisory board) of Citizens Bank of Rhode Island, since 1999; past National Chairman, National Conference for Community & Justice (NCCJ); past Vice Chair, Providence College Board of Trustees; officer or director of numerous civic and non-profit organizations.	2	Delta Dental of Rhode Island

Thomas A. Christopher Danville, KY (12/19/47)	Trustee since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; President, A Good Place for Fun, Inc., a sports facility, since 1987; Director, Sunrise Children’s Services Inc. (2010); currently or formerly active with various professional and community organizations.	5	None

Theodore T. Mason Hastings-on-Hudson, NY (11/24/35)	Trustee since 2009
Executive Director, East Wind Power Partners LTD since 1994 and Louisiana Power Partners, 1999-2003; Assistant Treasurer, Fort Schuyler Maritime Alumni Association, Inc., successor to Alumni Association of SUNY Maritime College, since 2010 (Treasurer, 2004-2009, President, 2002-2003, First Vice President, 2000-2001, Second Vice President, 1998-2000) and director of the same organization since 1997; Director, STCM Management Company, Inc., 1973-2004; twice national officer of Association of the United States Navy (formerly Naval Reserve Association), Commanding Officer of four naval reserve units and Captain, USNR (Ret); director, The Navy League of the United States New York Council since 2002; trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and Fort Schuyler Maritime Foundation, Inc., successor to the Maritime College at Fort Schuyler Foundation, Inc., since 2000.
			9	Formerly Trustee, Premier VIT

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Date of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Anne J. Mills Scottsdale, AZ (12/23/38)	Trustee since 2009	President, Loring Consulting Company since 2001; Vice President for Business Management and CFO, Ottawa University, 1992-2001 and 2006-2008; IBM Corporation, 1965-1991; currently active with various charitable, educational and religious organizations.	5	None

James R. Ramsey Louisville, KY (11/14/48)	Trustee since 2004
President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.
			2	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

Laureen L. White North Kingstown, RI (11/18/59)	Trustee since 2005	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	2	None

The specific experience, qualifications, attributes or skills that led to the conclusion that the nominees should serve as Trustees of the Fund at this time in light of the Fund’s business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:	More than 20 years of experience in mutual fund management.

John J. Partridge:	Lawyer, knowledgeable about finance and corporate governance.

David A. Duffy:	Experienced mutual fund trustee, knowledgeable about local government affairs.

Thomas A. Christopher:	Experienced trustee of mutual funds, knowledgeable about financial matters.

Theodore T. Mason:	Extensive financial and management experience; knowledgeable about operation and management of mutual funds.

Anne J. Mills:	Extensive financial and management experience; knowledgeable about operation and governance of mutual funds.

James R. Ramsey:	Experienced educator and knowledgeable about local economy and governmental affairs.

Laureen L. White:	Knowledgeable about local government affairs.

     References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Positions
Held with
Fund and
Name, Address(1)	Length of
and Date of Birth	Service(2)	Principal Occupation(s) During Past 5 Years(3)

Trustees Emeritus(7)

Lacy B. Herrmann New York, NY (05/12/29)	Founder and Chairman Emeritus since 2005; Chairman of the Board of Trustees, 1992-2005
Founder and Chairman of the Board, Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser to each since 2004; Founder and Chairman Emeritus of each fund in the Aquila Group of Funds; previously Chairman and a Trustee of each fund in the Aquila Group of Funds since its establishment until 2004 or 2005; Director of the Distributor since 1981 and formerly Vice President or Secretary, 1981-1998; Director or trustee, Premier VIT, 1994-2009; Director or trustee of Oppenheimer Quest Value Funds Group, Oppenheimer Small Cap Value Fund, Oppenheimer Midcap Fund, 1987-2009, and Oppenheimer Rochester Group of Funds, 1995-2009; Trustee Emeritus, Brown University and the Hopkins School; active in university, school and charitable organizations.

Vernon R. Alden Boston, MA (04/07/23)	Trustee Emeritus since 2006
Retired; former director or trustee of various Fortune 500 companies, including Colgate-Palmolive and McGraw Hill; formerly President of Ohio University and Associate Dean of the Harvard University Graduate School of Business Administration; Trustee, Narragansett Insured Tax-Free Income Fund, 1992-2006, Tax-Free Trust of Oregon, 1988-2001 and Hawaiian Tax-Free Trust, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust, 1989-2001; Trustee Emeritus, Tax-Free Trust of Oregon since 2006; member of several Japan-related advisory councils, including Chairman of the Japan Society of Boston; trustee of various cultural, educational and civic organizations.

William J. Nightingale Rowayton, CT (09/16/29)	Trustee Emeritus since 2009
Retired; formerly Chairman, founder (1975) and Senior Advisor until 2000 of Nightingale & Associates, L.L.C., a general management consulting firm focusing on interim management, divestitures, turnaround of troubled companies, corporate restructuring and financial advisory services; Trustee of Churchill Tax-Free Fund of Kentucky,1993-2007; Trustee of Narragansett Insured Tax-Free Income Fund, 1991-2009, and Chair of the Board, 2005-2009.

Positions
Held with
Fund and
Name, Address(1)	Length of
and Date of Birth	Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers

Charles E. Childs, III New York, NY (04/01/57)	Executive Vice President since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Senior Vice President, Vice President or Assistant Vice President of the Aquila Money-Market Funds, 1988-2003.

Marie E. Aro Denver, CO (02/10/55)	Senior Vice President since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Three Peaks Opportunity Growth Fund since 2004; Senior Vice President, Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Senior Vice President, Aquila Three Peaks High Income Fund since 2006; Senior Vice President, Hawaiian Tax-Free Trust, Tax-Free Fund For Utah, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Churchill Tax-Free Fund of Kentucky and Narragansett Insured Tax-Free Income Fund since 2010; Vice President, INVESCO Funds Group, 1998-2003.

Paul G. O’Brien Charlotte, NC (11/28/59)	Senior Vice President since 2010
Co-President of the Distributor since 2010, Managing Director, 2009-2010; Senior Vice President of Aquila Three Peaks Opportunity Growth Fund, Aquila Three Peaks High Income Fund, and each of the Aquila Municipal Bond Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997 - 2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994 - 1997.

Stephen J. Caridi New York, NY (05/06/61)	Senior Vice President since 1998
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Narragansett Insured Tax-Free Income Fund since 1998, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund since 2006.

Robert S. Driessen New York, NY (10/12/47)	Chief Compliance Officer since 2009
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Manager and the Distributor since December 2009; Vice President, Chief Compliance Officer, Curian Capital, LLC, 2004-2008; Vice President, Chief Compliance Officer, Phoenix Investment Partners, Ltd., 1999- 2004; Vice President, Risk Liaison, Corporate Compliance, Bank of America, 1996-1999; Vice President, Securities Compliance, Prudential Insurance Company of America, 1993-1996; various positions to Branch Chief, U.S. Securities and Exchange Commission, 1972-1993.

Positions
Held with
Fund and
Name, Address(1)	Length of
and Date of Birth	Service(2)	Principal Occupation(s) During Past 5 Years(3)

Joseph P. DiMaggio New York, NY (11/06/56)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (04/23/60)	Assistant Treasurer since 2010	Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Sr. Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (11/02/66)	Assistant Treasurer since 2000
Assistant Treasurer of each fund in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

John M. Herndon New York, NY (12/17/39)	Assistant Secretary since 1995
Assistant Secretary of each fund in the Aquila Group of Funds since 1995 and Vice President of the three Aquila Money-Market Funds since 1990; Vice President of the Manager or its predecessor and current parent since 1990.

_________________
(1) The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee and officer is c/o Narragansett Insured Tax-Free Income Fund, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund. Mr. Partridge is deemed an interested person of the Fund as a senior counsel of a law firm that performs legal services for RBS Citizens, N.A., of which the Sub-Adviser is a department.

(6) In this material Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust, each of which is a money-market fund, are called the “Aquila Money-Market Funds”; Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Narragansett Insured Tax-Free Income Fund (Rhode Island) and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund is an equity fund; and Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds, which do not include the dormant funds described in footnote 4, are called the “Aquila Group of Funds.” (7) A Trustee Emeritus may attend Board meetings but has no voting power.

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on January 1, 2011 and held for the six months ended June 30, 2011.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Six months ended June 30, 2011

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	3.06%	$1,000.00	$1,030.60	$3.22
Class C	2.63%	$1,000.00	$1,026.30	$7.49
Class I	2.98%	$1,000.00	$1,029.80	$4.03
Class Y	3.14%	$1,000.00	$1,031.40	$2.47

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 0.64%, 1.49%, 0.80% and 0.49% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of contingent deferred sales charges (“CDSC”) with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended June 30, 2011

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,021.62	$3.20
Class C	5.00%	$1,000.00	$1,017.41	$7.45
Class I	5.00%	$1,000.00	$1,020.83	$4.00
Class Y	5.00%	$1,000.00	$1,022.36	$2.45

(1)
Expenses are equal to the annualized expense ratio of 0.64%, 1.49%, 0.80% and 0.49% for the Trust’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. The Fund may also disclose other portfolio holdings as of a specified date (currently the Fund discloses its five largest holdings by value as of the close of the last business day of each calendar month in a posting to its website on approximately the 5th business day following the month end). This information remains on the website until the next such posting. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     The Fund does not invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered at any shareholder meeting held during the 12 months ended June 30, 2011 with respect to which the Fund was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code and no action on the part of shareholders is required.

     For the fiscal year ended June 30, 2011, $8,945,624 of dividends paid by Narragansett Insured Tax-Free Income Fund, constituting 99.98% of total dividends paid during the fiscal year ended June 30, 2011, were exempt-interest dividends.

     Prior to February 15, 2011, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2010 calendar year.

     Prior to February 15, 2012, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2011 calendar year.

PRIVACY NOTICE (unaudited)

Narragansett Insured Tax-Free Income Fund

Our Privacy Policy. In providing services to you as an individual who owns or is considering investing in shares of the Fund, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Fund.

Information We Collect. ”Non-public personal information” is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

Information We Disclose. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Fund’s transfer agent, distributor, investment adviser or sub-adviser, if any, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

Non-California Residents: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

California Residents Only: In addition, unless you “opt-out” of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its sevice providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

How We Safeguard Your Information. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

Aquila Distributors, Inc.
Aquila Investment Management LLC

This Privacy Policy also has been adopted by Aquila Distributors, Inc. and Aquila Investment Management LLC and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Fund or to you as a shareholder of the Fund.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Founders
Lacy B. Herrmann, Chairman Emeritus
Aquila Management Corporation

Manager
AQUILA INVESTMENT MANAGEMENT LLC
380 Madison Avenue, Suite 2300
New York, New York 10017

Investment Sub-Adviser
CITIZENS INVESTMENT ADVISORS,
A DEPARTMENT OF RBS CITIZENS, N. A.
One Citizens Plaza
Providence, Rhode Island 02903

Board of Trustees
David A. Duffy, Chair
Thomas A. Christopher
Diana P. Herrmann
Theodore T. Mason
Anne J. Mills
John J. Partridge
James R. Ramsey
Laureen L. White

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Stephen J. Caridi, Senior Vice President
Paul G. O’Brien, Senior Vice President
Robert S. Driessen, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS, INC.
380 Madison Avenue, Suite 2300
New York, New York 10017

Transfer and Shareholder Servicing Agent
BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
JPMORGAN CHASE BANK, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,
which must precede or accompany this report.

ITEM 2.	CODE OF ETHICS.

(a) As of June 30, 2011 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Trust's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2)  The text of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Trust's Internet address at aquilafunds.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(ii) The Board of Trustees of the Fund has determined that it does not have at least one audit committee financial expert serving on its audit committee.  The Fund does not have such a person serving on the audit committee because none of the persons currently serving as Trustees happens to have the technical accounting and auditing expertise included in the definition of "audit committee financial expert" recently adopted by the Securities and Exchange Commission in connection with this Form N-CSR, and the Board has not heretofore deemed it necessary to seek such a person for election to the Board.

The primary mission of the Board, which is that of oversight over the operations and affairs of the Fund, confronts the Trustees with a wide and expanding range of issues and responsibilities. The Trustees believe that, accordingly, it is essential that the Board's membership consist of persons with as extensive experience as possible in fulfilling the duties and responsibilities of mutual fund directors and audit committee members and, ideally, with extensive experience and background relating to the economic and financial sectors and securities in which the Fund invests, including exposure to the financial and accounting matters commonly encountered with respect to those sectors and securities.  The Board believes that its current membership satisfies those criteria.  It recognizes that it would also be helpful to have a member with the relatively focused accounting and auditing expertise reflected in the applicable definition of "audit committee financial expert," just as additional members with similarly focused technical expertise in other areas relevant to the Fund's operations and affairs would also contribute added value. However, the Board believes that the Fund is better served, and its assets better employed, by a policy of hiring experts in various the specialized area of technical accounting and auditing matters, if and as the Board identifies the need, rather than by seeking to expand its numbers by adding technical experts in the areas constituting its domain of responsibility.  The Fund's Audit Committee Charter explicitly authorizes the Committee to retain such experts as it deems necessary in fulfilling its duties

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $15,400 in 2010 and $18,200 in 2011.

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c)  Tax Fees - The Registrant was billed by the principal accountant $3,200 and $3,400 in 2010 and 2011, respectively, for return preparation and tax compliance.

d)  All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1)  Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2)  None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.  The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)  Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b)  There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.	EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NARRAGANSETT INSURED TAX-FREE INCOME FUND

By:	/s/ Diana P. Herrmann
President and Trustee September 9, 2011

By:	/s/ Joseph P. DiMaggio
Chief Financial Officer and Treasurer September 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann President and Trustee September 9, 2011

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio Chief Financial Officer and Treasurer September 9, 2011

NARRAGANSETT INSURED TAX-FREE INCOME FUND

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.